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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        National Surgery Centers, Inc.
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               (Name of Registrant as Specified In Its Charter)


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                        NATIONAL SURGERY CENTERS, INC.

                       30 South Wacker Drive, Suite 2302
                            Chicago, Illinois 60606


                            NOTICE OF POSTPONEMENT
                                      OF
                        ANNUAL MEETING OF STOCKHOLDERS


     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of National Surgery Centers, Inc. (the "Company") scheduled for May 21, 1998, has been postponed until further notice.

     On May 6, 1998, the Company announced that a definitive agreement had been signed to merge the Company with a subsidiary of HEALTHSOUTH Corporation (the "Merger"). Due to the significance of the Merger and the timing of a proposed special meeting of stockholders relating thereto (the "Special Meeting"), the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company to postpone the Annual Meeting until after the Special Meeting.

     If the Merger is completed, HEALTHSOUTH Corporation will be the sole stockholder of the Company and there will be no Annual Meeting involving public stockholders. If the Merger is not completed, the Board will take such further action following the Special Meeting as it deems appropriate to call and convene the 1998 Annual Meeting, including the establishment of a new record date for purposes of determining the stockholders entitled to vote at the Annual Meeting.

     Proxies solicited pursuant to the Company's Notice and Proxy Statement dated April 17, 1998, relating to the Annual Meeting will not be given any effect at the Annual Meeting.



                                       By Order of the Board of Directors

                                       Bryan S. Fisher
                                       Senior Vice President of Finance,
                                       Chief Financial Officer, Treasurer and
                                       Secretary